UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2010	Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As discussed in Item 5.07, Sinclair Broadcast Group, Inc.’s (the “Company’s”) shareholders approved the material terms of the Company’s executive officer performance-based bonus program. The shareholder approval of material terms of the performance program described in the proxy statement dated April 19, 2010 (the “Proxy Statement”) enabled the Company to have a shareholder-approved arrangement under which it may receive tax deductions.  The goals pertain to non-equity incentive compensation in the form of a cash bonus.   Performance programs for 2010 were established under this program by the Compensation Committee during March 2010, for our Chief Executive Officer and Chief Operating Officer.  A more complete description of the executive officer performance-based bonus program is included as part of Proposal 3 in the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on June 3, 2010.  At the meeting, three items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2011 or until their respective successors have been elected and qualified.  The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	334,974,108	10,152,550	13,150,295
Frederick G. Smith	333,869,833	11,256,825	13,150,295
J. Duncan Smith	333,870,833	11,255,825	13,150,295
Robert E. Smith	334,557,076	10,569,582	13,150,295
Basil A. Thomas	329,057,202	16,069,456	13,150,295
Lawrence E. McCanna	342,729,124	2,397,534	13,150,295
Daniel C. Keith	332,523,084	12,603,574	13,150,295
Martin R. Leader	343,684,135	1,442,523	13,150,295

There were no abstentions with respect to Proposal 1.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2010.  The table below sets forth the results of the voting for PricewaterhouseCoopers, LLP:

For	Against	Abstain
357,766,024	193,645	317,284

There were no broker non-votes with respect to Proposal 2.

Proposal 3: Approval of Material Terms of the Executive Officer Performance-Based Bonus Program

In response to Proposal 3, the shareholders approved the material terms of the Company’s executive officer performance-based bonus program.  The table below sets forth the results of the voting for performance-based bonus program:

For	Against	Abstain
345,502,476	12,414,107	360,370

There were no broker non-votes with respect to Proposal 3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Vice President / Chief Accounting Officer
Dated: June 4, 2010